Oppenheimer Flexible Strategies Fund

Supplement dated April 21, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Flexible Strategies Fund (the “Fund”), each dated February 27, 2015, and is in addition to any other supplement(s).

Effective immediately:

1.	The following is added to the Prospectus under the section “Other Investment Strategies and Risks.”:

Investments by "Funds of Funds." Class I and Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares, or of its outstanding Class I and/or Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund's assets due to large redemptions could also cause the Fund's operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund's shares is included elsewhere in this prospectus.

2.	The following is added to the SAI under the section “Investment Restrictions”:

Non-Fundamental Restrictions. The Fund has the following additional operating policy that is not “fundamental” and can be changed by the Board without shareholder approval.

•	The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.

April 21, 2015	PS0236.035